SCHEDULE 14A
             INFORMATION REQUIRED IN PROXY STATEMENT

                     SCHEDULE 14A INFORMATION


   Proxy Statement Pursuant to Section 14(a) of the Securities

             Exchange Act of 1934 (Amendment No.   )


Filed by the registrant  x
Filed by a party other than the registrant
Check the appropriate box:
     Preliminary proxy statement
  x  Definitive proxy statement
     Definitive additional materials
     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                   Integrated Waste Services, Inc.
          (Name of Registrant as Specified in Its Charter)

        Board of Directors of Integrated Waste Services, Inc.
             (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
  x  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(j)(2).
     $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)
     (4)  Proposed maximum aggregate value of transaction:

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
     (2)  Form, schedule or registration statement no.:
     (3)  Filing party:
     (4)  Date filed:

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.





                   INTEGRATED WASTE SERVICES, INC.
                          201 Ganson Street
                       Buffalo, New York 14203



                                             August 14, 1996



Dear Fellow Stockholders:

          You are cordially invited to attend our Annual Meeting of Stockholders which will be held on Thursday, September 19, 1996 at 10:00 A.M. local time at the Radisson Hotel, 4243 Genesee Street,
Buffalo, New York 14225.

          The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

          Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, may I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying materials is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 2 Broadway, New York, New York 10004.

          Your vote is important. We will appreciate a prompt return of your signed proxy card and hope to see you at the meeting.

                              Cordially,

                              s/James F. Williams

                              James F. Williams
                              Chief Executive Officer



















                   INTEGRATED WASTE SERVICES, INC.
                          201 Ganson Street
                       Buffalo, New York 14203
                         ____________________

              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD SEPTEMBER 19, 1996
                         _____________________

To the Stockholders of INTEGRATED WASTE SERVICES, INC.:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Integrated Waste Services, Inc. (the "Company") will be held on Thursday, September 19, 1996 at 10:00 A.M. local time, at the Radisson Hotel, 4243 Genesee Street, Buffalo, New York, for the following purposes:

     1. To elect four (4) directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified; and

     2. To consider and vote upon a proposal to approve an amendment to the Company's 1990 Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder from 700,000 to 1,400,000 shares and to provide that the options to be granted from the additional 700,000 shares be granted on or before March 20, 2006; and

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

          Only stockholders of record at the close of business on August 1, 1996 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                         By Order of the Board of Directors,


                         James F. Williams
                         Chief Executive Officer

August 14, 1996

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.




                           PROXY STATEMENT

                   INTEGRATED WASTE SERVICES, INC.

                   ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD SEPTEMBER 19, 1996


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of INTEGRATED WASTE SERVICES, INC. (the "Company") for use at the Annual Meeting of Stockholders to be held on September 19 , 1996, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

     Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about August 5, 1996.

     The costs of soliciting proxies will be borne by the Company. It is estimated that such costs will be nominal.

     Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

     The address of the principal executive offices of the Company is:

                          201 Ganson Street
                       Buffalo, New York 14203
                    Telephone No.: (716) 852-2345

                 OUTSTANDING STOCK AND VOTING RIGHTS

     Only stockholders of record at the close of business on August 1, 1996 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 9,269,899 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), the Company's only class of voting securities. Each share entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.









                          VOTING PROCEDURES

     The directors will be elected by the plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. All other matters at the meeting will be decided by a majority of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. A quorum will exist at the Annual Meeting if at least the holders of a majority of the outstanding shares of Common Stock as of the Record Dated are present in person or by proxy. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employee(s) of the Company. Based upon the Company's understanding of requirements of the laws of the State of New York and the Company's Certificate of Incorporation and By-laws, "votes cast" at a meeting of stockholders by the holders of shares entitled to vote are determinative of the outcome of the matter to be voted on; failures to vote, broker non-votes and abstentions will not be considered "votes cast."

     The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                        ELECTION OF DIRECTORS

     Directors are elected annually by the stockholders. At this year's Annual Meeting of Stockholders, four (4) directors will be elected to hold office for a term expiring at the 1997 Annual Meeting of Stockholders. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

     At this year's Annual Meeting of Stockholders, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a Proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the Proxy will be voted for such other nominees as are designated by the Board of Directors of the Company. Each of the persons named below has indicated to the Board of Directors that he will be available to serve.











                    Year First
                    Elected
  Name              Director       Age     Position

James F. Williams*    1991         38      Chairman of the Board,
                                           Chief Executive Officer,
                                           Chief Financial Officer
                                           and Treasurer

Jon M. Williams       1995         34      President, Chief
                                           Operating Officer and
                                           Director

Edward J. Rutkowski*  1993         55      Director

Donald G. McGrath*    1993         63      Director


*Member of the Audit Committee.

  James F. Williams has been Chairman of the Board and Chief Executive Officer of the Company since April 1996. He has been a director since August 1991 and Treasurer and Chief Financial Officer of the Company since May 1994. He had been a Vice President of the Company from June 1990 to April 1996. Mr. Williams is also a director of Blonder-Tongue Laboratories, Inc., which is a designer, manufacturer and supplier of electronics and systems equipment for the cable television industry.

  Jon M. Williams has been President and Chief Operating Officer of the Company since April 1996 and a director since September 1995. Mr. Williams has been an employee of the Company since October 1992 and became President of Integrated Waste Special Services, Inc., a subsidiary of the Company, in January 1995. From April 1991 until September 1992, Mr. Williams was a project manager for Kimmins Corporation. Mr. Williams was a partner in Southwestern Environmental from January 1985 until March 1991.

  Edward J. Rutkowski has been a director of the Company since November 1993. He has been the District Director of the Western District of the New York State Office of Parks, Recreation and Preservation since June 1995. He was President of Phoenix Energy Corporation, a privately held company involved in the manufacture of batteries, from November 1993 to June 1995. He served as a Vice President of the Company from June 1990 until his resignation in October 1993. From 1988 to 1990, Mr. Rutkowski was Vice President of Envirogas, Inc., a natural gas drilling company. From 1979 to 1988, Mr. Rutkowski was the elected County Executive of Erie County, New York where he directed/managed all operations of the 15th largest county in the United States.


  Donald G. McGrath has been a director of the Company since May
1993. Mr. McGrath has been a partner in the Buffalo, new York law firm of Falk & Siemer for more than the past five years.

  During the fiscal year ended December 31, 1995, the Board of Directors held two meetings, which were attended by all of the directors, either in person or by telephone, and acted on certain matters by unanimous written consent in lieu of a meeting. The Company does not have standing nominating or compensating committees of the Board of Directors or committees performing similar functions. The Company does have an Audit Committee of the Board of Directors which supervises the audit and financial procedures of the Company. The Audit Committee is comprised of James F. Williams, Donald McGrath and Edward Rutkowski. The Audit Committee did not meet during the fiscal year ended December 31, 1995.


  Based solely on the Company's review of copies of such forms received by the Company or written representations from certain Reporting Persons that no Form 5's were required to be filed by such Reporting Persons, the Company believes that, during the year ended December 31, 1995, all filing requirements applicable to the Company's Reporting Persons were complied with.































                       EXECUTIVE COMPENSATION

  The following tables discloses the compensation awarded by the Company to the chief executive officer and other executive officers of the Company (collectively the "Named Executives") whose total salary and bonus exceeded $100,000 during the Company's fiscal year ended December 31, 1995.


                        Summary Compensation Table

                                  Annual
                               Compensation
                                                        Long Term
                                                        Compensation
                                                        Awards

                                                        Securities
Name and Principal                                      Underlying
Position             Year        Salary ($)  Bonus ($)  Options (#)

James H. Williams (2)    1995      149,421     0         250,000
Former Chairman of       1994      150,000     0             0  (1)
the Board and Chief      1993      154,084     0             0
Executive Officer

Roger C. Bennett (2)     1995      127,846     0         100,000
Former President and     1994      119,155     0             0  (1)
Chief Operating Officer  1993      121,164   60,000          0

Daniel A. Hoffman III    1995      129,202     0             0
Former Chief Executive   1994      103,793 (3) 0         250,000
Officer and President
of U.S.Dismantlement Corporation

(1) Excludes non-qualified stock options granted in 1994, to Mr. Williams and Mr. Bennett which were not granted as part of their Executive Compensation (See Item 13, "Certain Relationships and Related Party Transactions").

(2) Mr. James H. Williams and Mr. Bennett resigned their positions with the Company in April 1996.

(3) Mr. Hoffman's employment with the Company commenced in 1994 and he was the Chief Executive Officer of U.S.Dismantlement Corporation from June 1994 to July 1996.

                 Aggregated Option Exercises in Fiscal 1995
                    and December 31, 1995 Option Value


                                      Number of Options   Value of
                                      at 12/31/95         In-the-Money Options
                                      Unexercised         at 12/31/95 (1)
                                                          Unexercised

                  Shares Acquired     Exercis- Unexercis-  Exercis- Unexercis-
                   On Exercise  Value   able     able        able     able
Name                 ($)       Realized

James H. Williams     -0-      -0-     900,000   250,000 (2)  -0-      $125,000
Roger C. Bennett      -0-      -0-      50,000   100,000 (2)  -0-      $ 50,000
Daniel A. Hoffman III -0-      -0-      50,000   200,000     $25,000   $100,000
James F. Williams     -0-      -0-     100,000     -0-       $25,000      -0-
Jon M. Williams       -0-      -0-      70,000    10,000     $20,000      -0-

(1) Calculated based on the excess of the fair market value of the Common Stock on December 31, 1995 over the option exercise price. The fair market value was based upon the last sale price of the Common Stock on December 31, 1995 which was $2.00. There can be no assurance that the values of unexercised in-the-money stock options reflected in the table will be realized.

(2) Excludes non-qualified stock options granted in 1994, to Mr. Williams and Mr. Bennett which were not granted as part of their Executive Compensation ("Certain Relationships and Related Transactions").






     The following table provides information with respect to individual stock options granted during fiscal 1995 to each of the Named Executives.

                     Option Grants in Last Fiscal Year

                             Individual Grants

                                                           Potential Realizable
                                                           Value at Assumed
                                                           Annual Rates of
                                                           Stock Price
                                                           Appreciation for
                                                           Option Term (1)
                              % 0f
                              Total
                              Options
               Shares         Granted to
               Underlying     Employees   Exercise
               Options        in Fiscal   Price  Expiration
Name           Granted #      Year (2)    ($/sh)    Date       5% ($)   10% ($)

James H. Williams 250,000      70.4%     1.50  11/26/2005     236,000   598,000

Roger C. Bennett  100,000      28.0%     1.50  11/26/2005      94,000   239,000


(1) The potential realizable value columns of the table illustrate values that might be realized upon exercise of the options immediately prior to their expiration, assuming the Company's Common Stock appreciates at the compounded rates specified over the terms of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment or nontransferability of the options and do not make any provisions for taxes associated with exercise. Because actual gains will depend upon, among other things, future performance of the Common Stock, there can be no assurance that the amounts reflected in this table will be achieved.



     Compensation of Directors

     Non-employee directors receive compensation in the amount of $500 per meeting for serving on the Board of Directors. Directors are reimbursed for all out-of-pocket expenses incurred in attending Board and any committee meetings of which they are members.

     In addition, under the Company's 1990 Stock Option Plan ("the Plan"), non-employee directors (other than directors who become members of a Stock Option Committee appointed by the Board of Directors pursuant to the Plan) are eligible to be granted nonqualified stock options ("NSOs"). The Board of Directors, or the Stock Option Committee (the "Committee"), if one is appointed by the Board, has discretion to determine the number of shares subject to each NSO (subject to the number of shares available for grant under the Plan), the exercise price thereof (provided such price is not less that 100% of the fair market value of the underlying shares on the date of grant), the term thereof (but not in excess of 10 years from the date of grant) and the manner in which the option becomes exercisable (amounts, intervals and other conditions). Directors who are employees (and are not members of the Committee) are eligible to be granted incentive stock options ("ISOs") and NSOs under the Plan. The Board or the Committee has the discretion to determine the number of shares subject to each ISO, the exercise price and other terms and conditions thereof, but their discretion as to the exercise price, the term of each ISO and the number of ISOs that may vest in any year, is limited by the terms of the Plan and the Internal Revenue Code of 1986, as amended. As of the Record Date, 13,500 shares of Common Stock were available for grant under the Plan.

     The Company has granted options to purchase an additional 50,000 shares of Common Stock to James F. Williams, Chairman and Chief Executive Officer, and Jon M. Williams, President and Chief Operating Officer, subject to stockholder approval of the increase of the number of shares of Common Stock issuable upon exercise of options granted under the Plan from 700,000 to 1,400,000 shares.

     Compensation Committee Interlocks and Insider Participation

     There is no compensation committee of the Company's Board of Directors or other committee of the Board performing equivalent functions. Decisions as to executive compensation are made by the Board of Directors, primarily upon the recommendation of James F. Williams, Chairman of the Board and Chief Executive Officer of the Company and Jon M. Williams, President and Chief Operating Officer of the Company. During the fiscal year ended December 31, 1995, none of the executive officers of the Company served on the board of directors or the compensation committee of any other entity, any of whose officers served on the Board of Directors of the Company.

     Employment Arrangements

     James H. Williams and Roger C. Bennett were employed by the Company pursuant to five year employment agreements which expired on April 1, 1995 at annual base salaries of $150,000 and $125,000 respectively. The agreements also included certain benefits and obligations. Mr. Williams and Mr. Bennett were employed by the Company under the same compensation terms as per the expired employment agreements until they resigned their positions with the Company in April 1996.

     Daniel A. Hoffman III has a five year employment agreement with USDC Corporation ("USDC"), a subsidiary of the Company, which commenced August 1, 1994. Pursuant to the agreement Mr. Hoffman receives an annual salary of $125,000 and was granted stock options to acquire 250,000 shares of common stock at $1.50 per share.
These options vest in equal annual increments of 20% per year. The agreement also provides for bonus payments to Mr. Hoffman based on the subsidiary achieving certain levels of net income.








     Report on Executive Compensation

     There is no compensation committee of the Board of Directors or other committee of the Board performing equivalent functions. Compensation of the Company's executive officers is determined by the Board of Directors pursuant to recommendations made by James F. Williams, Chairman of the Board, and Chief Executive Officer and Jon M. Williams, President of the Company. There is no formal compensation policy for the Company's current executive officers.

     Total compensation for executive officers consists of base salary, bonus and stock option awards. During the fiscal year ended December 31, 1995, the base salary of James H. Williams, the Company's Chief Executive Officer and Roger C. Bennett, the Company's President were based on the terms of their respective employment agreements which terminated on April 1, 1995. Although the employment agreements were not renewed, the Company continued to compensate these officers at the rates provided in their agreements until they resigned their position with the Company in April 1996. Base salary of executive officers, not subject to any employment agreement, are based on the Company's financial performance and the executive's individual performance and level of responsibility. Annual bonuses to executive officers are based, generally, on the Company's performance and available resources.
No executive officer of the Company received a bonus payment for 1995. Stock options awards under the Plan are intended to attract, retain and motivate senior management personnel by affording them an opportunity to receive additional compensation based upon the performance of the Company's Common Stock.

     No stock options were awarded to executive officers in 1995 as part of their executive compensation except for options to purchase 250,000 shares of Common Stock at $1.50 per share to James H. Williams and options to purchase 100,000 shares of Common Stock at $1.50 per share to Roger C. Bennett. In 1995, the Company had revenues of approximately $50,347,000 and achieved net income of approximately $1,046,000.






     James F. Williams
     Jon M. Williams
     Donald G. McGrath
     Edward J. Rutkowski






Stock Performance Graph

  The line graph on the following page compares, for the five year period ending December 31, 1995, the cumulative total return among the Company, companies comprising the Russell 2000 index and two Peer Group indexes based on an investment of $100, on December 31, 1990, in the Company's Common Stock and each index and assuming reinvestment of all dividends, if any, paid on such securities.
The Company has not paid any dividends and, therefore, the cumulative total return calculation for the Company is not based upon reinvestment of dividends. The first Peer Group Index consists of the following companies in Value Line Inc.'s environmental industry group that comprised the index used in the Company's 1995 proxy statement: Allied Waste Industries Inc., Allwaste Inc., American Ecology Corp., American Waste Services, Inc. - Class A, Appliance Recycling Center of America, Inc., BioMedical Waste Systems, Inc., Clean Harbors Inc., Envirosource Inc., GNI Group Inc. Groundwater Technology Corp., Horesehead Resource Development Co., Inc., ICF Kaiser International Inc., Integrated Waste Services Inc., International Technology Corp., Kaiser Resources Inc., Kimmins Environmental Service Corp., OHM Corp., Pacific Nuclear System, Republic Waste Industries, Inc., Sevenson Environmental Services, Inc., Tanknology Environmental, Inc., Tetra Technologies Inc. Del., USA Waste Services, Inc. and Western Waste Industries. The second Peer Group Index is comprised of the following companies in the Frank Russell Company's specialty contracting group that comprise the index used in this proxy statement: Canisco Resources Inc., Heist (CH) Corp., Metaclad Corp., Omega Environmental Inc., Ryan Murphy Inc. and Tankology Environmental Inc. The Company believes that as a result of changes in its business occurring in 1995 including the disposition of substantially all of the assets used in connection with its Buffalo transfer station, waste collection operations and material recovery operations that the current peer group more accurately reflects the industry in which the Company now operates.


















                COMPARATIVE FIVE-YEAR TOTAL RETURNS*
                  INTEGRATED WASTE SERVICES, INC.,
                   RUSSELL 2000 INDEX, PEER GROUPS
               (Performance results through 12/31/95)








            1990      1991      1992      1993     1994     1995
IWSI     $100.00   $141.67   $108.33   $102.08   $ 70.83  $ 33.33
Russell
  2000   $100.00   $146.05   $172.94   $205.64   $201.90  $259.31

Current
 Peer
 Group   $100.00   $125.16   $ 94.47   $126.90   $ 68.96  $ 51.18

Previous
 Peer
 Group   $100.00   $ 98.64   $ 78.03   $ 66.61   $ 58.60  $ 96.63




Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in IWSI common stock, Russell 2000 Index, Current Peer Group, and
Previous Peer Group.

*Cumulative total return assumes reinvestment of dividends.

 Source:  Frank Russell Company








Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.























































     Voting Security Ownership of Certain Beneficial Owners and
Management

     The following table sets forth information at August 1, 1996, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock by
(i) each person known by the Company to be the owner of more than five percent of the outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executives and
(iv) all current directors and executive officers as a group:


                         Amount and nature
Name and Addresses of    of Beneficial       Percentage
Beneficial Owner (1)     Ownership (2)       of Class

Joseph N. Williams, as
 Trustee of Trust for
 the benefit of Teresa
 E. Williams, dated
 May 24, 1984            2,181,500 (3)            23.1%
James H. Williams          924,385 (4)             9.1%
Roger C. Bennett           216,095 (5)             2.3%
James F. Williams          256.479 (6)             2.7%
Daniel A. Hoffman, III      50,000 (7)               *
Donald G. McGrath           11,000                   *
Jon M. Williams             70,000 (8)               *

Edward J. Rutkowski          6,000 (9)               *

All Directors and
 Current Executive Officers
 as a group (4 persons)    343,479 (6) (8) (9)     3.6%


- - * Less than 1%

(1) The addresses of each of the directors, executive officers and the 1984 Trust are in care of the Company, 201 Ganson Street, Buffalo, New York 14203.

(2) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(3) Represents 1,981,500 shares owned by the 1984 Trust for the benefit of Teresa E. Williams of which Joseph N. Williams is the sole trustee ("1984 Trust") and options to purchase 200,000 shares which are now exercisable and may be purchased by the 1984 Trust at $1.50 per share at any time until August 2004. Teresa E. Williams, the sole beneficiary of the 1984 Trust, is the daughter of James H. Williams, the former Chairman and Chief Executive Officer of the Company. James H. Williams has no voting or investment power with respect to the shares owned by the 1984 Trust. Does not include shares beneficially owned by Joseph N. Williams' adult children.

(4) Includes 900,000 shares which may be purchased by James H. Williams at $5.00 per share under an immediately exercisable option expiring in March 2000 and options for 18,000 shares which are now exercisable and may be purchased by James H. Williams at $1.50 per share expiring in August 2004. Does not include options to purchase 250,000 shares which are not currently exercisable. The number of shares shown does not include (i) any shares owned by the 1984 Trust over which James H. Williams has neither voting or investment power and to which he disclaims beneficial ownership; or (ii) shares owned by James H. Williams' adult stepson.

(5) Includes 50,000 shares which may be purchased by Mr. Bennett at $5.00 per share under an immediately exercisable option expiring in March 2000; (ii) 5,095 shares purchased under the Company's 401K Plan; (iii) 2,000 shares owned by Martha Bennett, Mr. Bennett's wife and (iv) options for 7,000 shares which are now exercisable and may be purchased at $1.50 per share at any time until August 2004. Does not include options to purchase 100,000 shares which are not currently exercisable. An aggregate of 150,000 shares are held jointly with Mr. Bennett's wife with whom Mr. Bennett shares voting and investment power. Does not include shares owned by Mr. Bennett's adult children.

(6) Includes (i) 50,000 shares which may be purchased by James F. Williams at $5.00 per share under an immediately exercisable option expiring March 2000; (ii) 1,479 shares which were purchased under the Company's 401K Plan; (iii) 5,000 shares held of record by Colleen Williams, Mr. Williams' wife and
     (iv) options for 50,000 shares which are now exercisable and may be purchased at $1.50 per share at any time until August 2004. Does not include options to purchase 50,000 shares which are not currently exercisable.

(7) Represents options to purchase 50,000 shares at $1.50 at any time until August 2004. Does not include options to purchase 200,000 shares which are not currently exercisable.

(8) Includes options to purchase 30,000 shares which may be purchased by Jon M. Williams at $5.62 per share at any time until November 2002 and options to purchase 40,000 shares at $1.50 per share at any time until September 2004. Does not include options to purchase 60,000 shares which are not currently exercisable.

(9) Represent options to purchase 6,000 shares at $6.87 per share expiring in June 2000 which are currently exercisable.


     James H. Williams is a brother of Joseph N. Williams, the father of Teresa E. Williams, uncle of James F. Williams and of Jon M. Williams and a brother-in-law of Roger C. Bennett.
     Joseph N. Williams is the father of James F. Williams and Jon
     M. Williams, an uncle of Teresa E. Williams, and a brother-in-law of Roger C. Bennett. Roger C. Bennett is an uncle of
     Teresa E. Williams, Jon M. Williams and James F. Williams.
     Teresa E. Williams is the cousin of James F. Williams and Jon
     M. Williams. Jon M. Williams and James F. Williams are brothers.

  Certain Relationships and Related Transactions

     In 1995 James H. Williams, the former Chairman of the Company loaned the Company $250,305 under an unsecured note, interest payable monthly at prime plus 1%. The note matures in January 1997. Interest paid in 1995 to the former Chairman totalled approximately $7,000.

     In 1994 James H. Williams was granted an option to purchase 500,000 shares of the Company's common stock at $1.50 per share expiring in August 2004. This option was amended in 1995 to reduce the number of shares issuable upon the exercise of the option to 18,000 shares from 500,000 shares. The options were granted as consideration for: Mr. Williams' personally guaranteeing the Company's financing with Marine, CIT and HCFS; Mr. Williams' personal guarantee on the Schultz Landfill closure bond; and additional consideration for Mr. Williams' loaning the Company $350,000 in 1994.

     In 1994 Roger C. Bennett was granted an option to purchase 200,000 shares of the Company's common stock at $1.50 per share expiring in August 2004. This option grant was amended in 1995 to reduce the shares issuable upon the exercise of the option from 200,000 shares to 7,000 shares. The options were granted as consideration for Mr. Bennett's personal guarantee on the Schultz Landfill closure bond and certain bank obligations.

     Donald G. McGrath, a Director of the Company, is a partner in a law firm to which the Company incurred legal fees of approximately $137,000 in 1995.

     During 1995, the Company recorded a loss of approximately
$159,000 related primarily to a receivables due from a former officer of the Company who is a nephew of the former Chairman James
H. Williams and the brother of the current Chairman James F.
Williams.






                             PROPOSAL I

AMENDMENT OF 1990 STOCK OPTION PLAN TO INCREASE THE NUMBER OF
SHARES RESERVED FOR ISSUANCE THEREUNDER FROM 700,000 TO 1,400,000
AND TO PROVIDE THAT THE OPTIONS GRANTED FROM THE ADDITIONAL 700,000 SHARES BE GRANTED ON OR BEFORE MARCH 6, 2006.

     At the Annual Meeting the Company's stockholders will be asked to approve an amendment to the Company's 1990 Stock Option Plan (the "Plan") to increase the number of shares of Common Stock authorized for issuance under the Plan from 700,000 to 1,400,000, and to provide that the options to be granted from the additional 700,000 shares be granted on or before March 20, 2006.

     The Board believes that in order to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, key employees and other key persons and continue to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, key employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. The Board has found that the grant of options under the Plan has proven to be a valuable tool in attracting and retaining key employees. It believes that such authority should be expanded to increase the number of options which may be granted and to extend the date which options may be granted under the Plan from April 1, 2000 to March 6, 2006. The Board believes that such authority (i) will provide the Company with significant means to attract and retain talented personnel,
(ii) will result in saving cash, which otherwise would be required to maintain current key employees, and adequately attract and reward key personnel, and (iii) consequently will prove beneficial to the Company's ability to be competitive.

     To date options to purchase 686,500 shares of Common Stock have been granted under the Plan including the grants described below. In March 1996, the Company granted options to purchase 50,000 shares of Common Stock to both James F. Williams, Chairman, and Jon M. Williams, President, subject to stockholder approval of the increase of the number of shares of Common Stock eligible for grant under the Plan from 700,000 to 1,400,000.

     The Company under the original plan has issued options to purchase shares of the Company's Common Stock to the following
Directors and Executive Officers:

     James H. Williams             250,000
     Roger C. Bennett              100,000
     James F. Williams              50,000
     Jon M. Williams                80,000
     Kevin M. McDonald              13,500

     Mr. McDonald has exercised options to purchase 7,500 shares of the Company's Common Stock.

     If the above-described amendment to the Plan is approved by the stockholders, additional options may be granted under the Plan, the timing and amounts and specific terms of which cannot be determined at this time.

     The following summary of the Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Plan, as proposed to be amended, set forth as Exhibit "A" attached hereto and made a part hereof.

Summary of the 1990 Stock Option Plan

     The Plan currently authorizes the granting of options to purchase up to 700,000 share of Common Stock subject to adjustment as described below. All employees, directors, independent agents, consultants and attorneys of the Company, including those of the Company's subsidiaries, are eligible to be granted Non-Qualified Stock Options (as defined below). Incentive Stock Options (as defined below) may be granted only to employees of the Company or any subsidiary of the Company.

     The Plan can be administered by the Board of Directors or a Stock Option Committee (the "Committee") consisting of three or more members of the Board of Directors, the members of which shall be determined by the Board of Directors. The Board of Directors or the Committee will determine, among other things, the persons to whom options will be granted, the type of options to be granted, the number of shares subject to each option and the share price. The Board of Directors or the Committee will also determine the term of each option, the restrictions or limitation thereon, and the manner in which each such option may be exercised. Unless sooner terminated, the Plan will expire at the close of business on April 1, 2000.

Stock Options

     The Plan provides for the grant of "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options"), and for options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options"). The Board of Directors or the Committee, as the case may be, shall determine those persons to whom stock options may be granted.

     Under the Plan, there is no maximum or minimum number of shares that may be covered by stock options granted to a single person; however, during a single calendar year, no one participant in the Plan may have Incentive Stock Options vesting for the first time which are exercisable for shares whose aggregate fair market value (determined on the date of the option is granted) exceeds $100,000.

     Any options granted pursuant to the Plan are nontransferable by the optionee during his lifetime, will expire if not exercised within ten years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant ("10% Stockholder")), and under certain circumstances set forth in the Plan, may be exercised within 30 days following termination of employment (one year in the event of death of the optionee). Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board of Directors or the Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less that 110% of such fair market value. The exercise price of Non-Qualified Stock Options is within the discretion of the Board of Directors or the Committee and may be any price not less that the fair market value of the shares underlying the option. The Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted exceeds $100,000).

     The Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to options which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued to any optionee until the full option price has been paid. The Board of Directors or the Committee may grant individual options under the Plan with more stringent provisions than those specified in the Plan.

     Any stock options granted shall become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or Committee shall provide. Stock Options granted under the Plan are exercisable until the earlier of (i) a date set by the Board of Directors or Committee at the time of grant or (ii) the close of business on the day before the tenth anniversary of the stock option's date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The Plan shall remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, if the proposed amendment to the Plan as adopted by the Board is approved by shareholders no options may be granted after March 20, 2006.


Certain Federal Income Tax Consequences of the Plan

     The following is a brief summary of the Federal income tax aspects of grants made under the Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

     1. Incentive Stock Options. The participant will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

     If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (i) the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise as long-term or short-term capital gain if the shares are held by the participant as capital assets, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

     Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a Non-Qualified Stock Option.
See "Non-Qualified Stock Options".

     2. Non-Qualified Stock Options. With respect to Non-Qualified Stock Options (i) upon grant of the option, the participant will recognize no income; (ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the participant's hands depending upon the length of time that the participant held the shares.

          Section 162(m) of the Internal Revenue Code of 1986 ("Code"), enacted in 1993 and effective for taxable years beginning in 1994, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to any of the Company's Chief Executive Officer and four other highest compensated executive officers. The Code and regulations issued under the Code contain certain exclusions from this limitation and provide transition rules and relief, as applicable, for stockholder approval and other requirements with respect to awards under the Plan. Any compensation recognized with respect to options granted under the Plan after January 1, 1994 will not qualify for exemption under
Section 162(m) of the Code and any compensation recognized with respect to options granted under the Plan in the future will similarly not qualify unless certain changes are made in the Plan in accordance with such provision and the regulations promulgated thereunder.

          The Board of Directors recognizes that part of the 1996 annual compensation paid to one or more of the covered executive officers may not qualify for exemption, but the amount of such 1996 compensation is expected to be significantly less than $1,000,000. The Board of Directors is reluctant to make changes at this time to the executive compensation programs solely for tax purposes. However, the Board of Directors may in the future assess the practical impact on the Company of Section 162(m) of the Code on executive compensation and determine what action, if any, is appropriate.




Recommendation and Vote Required

     The vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting is required to adopt the foregoing proposal to approve the amendment to the Plan to increase the number of shares of Common Stock authorized for issuance thereunder.

     BECAUSE THE BOARD BELIEVES THAT THE PROPOSED AMENDMENT TO THE COMPANY'S 1990 STOCK OPTION PLAN WILL HELP THE COMPANY ATTRACT AND RETAIN QUALIFIED OFFICERS, DIRECTORS, AND EMPLOYEES, THE BOARD OF DIRECTORS BELIEVES THAT THE AMENDMENT OF THE 1990 STOCK OPTION PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR ITS APPROVAL.

              INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     BDO Seidman LLP has audited and reported upon the financial statements of the Company for the fiscal year ended December 31, 1995. The Board of Directors has selected J. D. Elliott & Co., P.C. to examine and report upon the financial statements of the Company for the fiscal year ending December 31, 1996. No representative of the Company's current or former certified public accountants is expected to be present at the Annual Meeting.

            STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Stockholders who wish to present proposals appropriate for consideration at the Company's 1997 Annual Meeting of Stockholders must submit the proposals in proper form to the Company at its address set forth on the first page of this proxy statement not later than April 4, 1997 in order for the proposals to be considered for inclusion in the Company's proxy statement and form of proxy relating to such Annual Meeting.

                          OTHER INFORMATION

     Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

     A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED
DECEMBER 31, 1995 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER
OF RECORD AS OF THE CLOSE OF BUSINESS ON AUGUST 1, 1996.
ADDITIONAL COPIES OF THE ANNUAL REPORT WILL BE PROVIDED FREE OF
CHARGE UPON WRITTEN REQUEST TO:

               INTEGRATED WASTE SERVICES, INC.
               201 GANSON STREET
               BUFFALO, NEW YORK 14203
               ATTENTION: Investor Relations


     IN ADDITION, COPIES OF EXHIBITS TO THE ANNUAL REPORT ON FORM
10-K WILL BE PROVIDED TO STOCKHOLDERS WHO MAKE A WRITTEN REQUEST TO THE COMPANY AT THE ABOVE ADDRESS.


     The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgement.

                              By order of the Board of Directors,



                              James F. Williams
                              Chief Executive Officer


August 5, 1996






































                             EXHIBIT "A"
(Amended provision of the Plan have been deleted by line-striking same and the new provisions are underlined.)

                   INTEGRATED WASTE SERVICES, INC.

                       1990 STOCK OPTION PLAN


          1. Name and Purpose. The purpose of this Plan, which shall be known as the "Integrated Waste Services 1990 Stock Option Plan" ("Plan"), is to advance the interests of Integrated Waste Services, Inc. ("Company") by providing a material incentive for the continued services of those key employees, independent agents, consultants, attorneys and directors of the Company or its Subsidiaries who make significant contributions toward the Company's success and development, by encouraging those key employees, independent agents, consultants, attorneys and directors to increase their proprietary interest in the Company and by attracting new, able executive to employment with the Company or its Subsidiaries.

          2. Definitions. For purposes of this Plan, the following terms, when capitalized, shall have the meanings designated herein unless a different meaning is plainly required by the context. Where applicable, the masculine pronoun shall mean or include the feminine and the singular shall include the plural.

               a. "Board" shall mean the Board of Directors of the Company.

               b. "Committee" shall mean a Stock Option Committee of not less than three directors of the Company who shall be appointed by and serve at the pleasure of the Board, none of whom shall (i) be eligible to participate in the Plan while a member of the Committee, not (ii) have been eligible to participate in the Plan for a period of one year prior to appointment.

               c. "Consultant" shall mean any independent agent, consultant or attorney to or for the Company or a Subsidiary who, in the opinion of the Board, has demonstrated a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries.

               d. "Effective Date" shall mean the date on which this Plan shall have been approved by the directors and shareholders of the Company; provided, however, that with respect to the additional 700,000 shares authorized for issuance under the Plan by the Board on March 21, 1996, "Effective Date" shall be defined as March 21, 1996.


               e. "Fair Market Value" of the Company's common shares on a certain date shall mean, if the Company's common shares are listed on NASDAQ, the average of the closing bid and asked prices as quoted by the NASDAQ System on the date specified, or if the Company's common shares are not quoted on NASDAQ on such date, on the next preceding date on which the common shares are traded. If the Company's common shares are not listed on NASDAQ, the "Fair Market Value" of the commons hares on a certain date shall be that value which the Board or the Committee determines, in good faith, to be the fair market value of the common shares on such date.

               f. "Key Employee" shall mean any employee of the Company or a Subsidiary who, in the opinion of the Board, has demonstrated a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries.

               g. "Non-Qualified Stock Options" shall mean those options, granted by the Company pursuant to this Plan which do not qualify for favorable tax treatment under Section 422A of the Internal Revenue Code of 1986 (the "Code").

               h. "Participant" shall mean a Key Employee, Participating Director or Consultant selected by the Board to receive options, whether Qualified Incentive Stock Options or Non-Qualified Stock Options, granted under this Plan.

               i.   "Participating Director" shall mean any
director of the Company or any Subsidiary who, in the opinion of the Board, has demonstrated a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries.

               j. "Qualified Incentive Stock Options" shall mean those options granted by the Company pursuant to the Plan which qualify for favorable tax treatment under Section 422A of the Code.

               k. "Subsidiary" shall mean an entity in which 50% or more of the common stock or, in the case of a partnership, 50% or more of the capital interest thereof, is owned directly or indirectly by the Company, or that is a member with the Company in a controlled group of corporations, or is otherwise under common control with the Company within the meaning of Section 414(b) and
(c) of the Code.

          3.   Administration; Selection of Participants.

               a. The Plan shall be administered by the Board or, at their discretion, by the Committee, which shall select the Participants and shall grant to the Participants stock options under, and in accordance with, the provisions of the Plan. To the extent the Committee administers the Plan, all references herein to the "Board" shall mean the "Committee." The stock options granted under this Plan may be either Qualified Incentive Stock Options or Non-Qualified Stock Options, within the discretion of the Board. Non-Qualified Stock Options may be granted to any Participant, including Key Employees, Consultants and Participating Directors. Qualified Incentive Stock Options may be awarded only to Key Employees (including directors who are Key Employees).

               b. Subject to the express provisions of this Plan, the Board shall have authority to adopt regulations and procedures which are consistent with the terms of this Plan; to adopt and amend stock option agreements between the Company and a Participant as they deem advisable and to determine the terms and provisions of such stock option agreements, including the number of shares with respect to which options are granted to a Participant, the option price for such shares, and the date or dates when the option or parts of it may be exercised, which terms shall comply with any applicable requirements of Paragraph 5 below; to construe and interpret such stock option agreements and to impose therein such limitation and restrictions as are deemed necessary or advisable by counsel for the Company so that compliance with the federal securities laws and with the securities laws of the various states may be assured; and to make all other determinations necessary or advisable for administering this Plan. All decisions and interpretations made by the Board shall be binding and conclusive on all Participants, their legal representatives and beneficiaries.

          4.   Shares Subject to the Plan.

               a. The shares to be issued and delivered by the Company upon exercise of options granted under this Plan (whether Qualified Incentive Stock Options or Non-Qualified Stock Options) are the Company's Common Shares, par value $.01 per share, which may be either authorized but unissued shares, or treasury shares, in the discretion of the Board.

               b. The aggregate number of the Company's common shares which may be issued under this Plan shall not exceed 700,000 1,400,000; subject, however, to the adjustment provided in Paragraph 11 in the event of stock splits, certain stock dividends, exchanges of shares, or the like, occurring after the Effective Date. No stock option may be granted under this Plan which could cause such maximum limit to be exceeded.

               c. Shares covered by an option which is no longer exercisable with respect to such shares shall again be available for issuance in connection with other options granted under this Plan.

          5.   Terms of Options.   Options granted under the Plan
shall be evidenced by stock option agreements authorized by the Board and executed by a duly authorized officer of the Company. Such stock option agreements shall contain such terms as the Board shall determine, subject to the following limitations and requirements:

               a. Option price: The option price per common share shall be not less than 100% of the Fair Market Value of the common shares on the date of grant of such option; provided, however, that the option price of any Qualified Incentive Stock Options granted to any stockholder of the Company who owns at least 10% of the Company's common shares shall not be less than 110% of such Fair Market Value.

               b.   Period within which option may be exercised:
In general, options granted under the Plan will become exercisable in four equal, annual installments commencing one year after the date the option is granted, although the Board, in its discretion, may provide for different vesting schedules. Each option granted under this Plan shall terminate (become non-exercisable) after the expiration of ten years from the date of grant of such option; provided, however, that Qualified Incentive Stock Options granted to any stockholder of the Company who owns, at the time of grant, at least 10% of the Company's common shares, shall terminate after the expiration of five years from the date of grant of such option.

               c. Termination of option by reason of termination of employment, consultancy or directorship: Upon termination of a Key Employee's employment with the Company or a Subsidiary, all options granted under this Plan to such Participant which are not exercisable on the date of such termination shall immediately terminate, and any remaining exercisable options shall terminate if not exercised before the expiration of the applicable period specified below, or at such earlier time as may be applicable under subparagraph 5(b) above:

                (1) No later than thirty (30) days following such termination of employment if such termination was not a result of death or retirement of the Participant.

                (2)  No later than six months following such
                termination of employment if such termination was because of death, or because of retirement under the provision of any retirement plan of the Company or any Subsidiary, or with the consent of the Company.

          Whether time spent on leave of absence granted by the Company or any Subsidiary shall constitute continued employment for purposes of this Plan, shall be determined by the Board in its sole discretion.

          Notwithstanding the foregoing, the Board may, in its sole discretion, impose more restrictive conditions on the exercise of an option granted under the Plan, including, without limitation, providing for no exercise of any option after termination of a Key Employee's employment; however, any and all such conditions shall be specified in the stock option agreement limiting and defining such option.

          The Board may, in its sole discretion, impose similar conditions upon the exercise of any options granted to Consultants or to Participating Directors (who are not Key Employees), but is not required to do so.

               d. Non-transferability: No option under this Plan shall be assignable or transferable except, in the event of the death of a Participant, by his will or by the laws of descent and distribution. In the event of the death of a Participant, the representative or representatives of his estate, or the person or persons who acquired (be bequest or inheritance) the rights to exercise his stock options granted under the Plan, may exercise any of the unexercised options or part thereof prior to the expiration of the applicable exercise period, as specified in subparagraphs 5(b) and 5(c) above, or in the stock option agreement relating to such options. No transfer of an option by a participant by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such option.

               e.   More than one option granted to a Participant:
More than one option, and more than one form of option, may be granted to a Participant under this Plan.

               f. Partial exercise: Unless otherwise provided in the stock option agreement, any exercise of an option granted under this Plan may be made in whole or in part.

               g. Limitation on Amount of Qualified Incentive Stock Options: The aggregate fair market value (determined at the time the option is granted) with respect to which Qualified Incentive Stock Options become exercisable by a Participant for the first time during any calendar year (including all such plans of the Company and its Subsidiaries) shall not exceed $100,000.

          6. Period of Granting Options. No option shall be granted under this Plan subsequent to ten years after the Effective Date.

          7. No Effect Upon Employment Status. The fact that an employee, independent agent, consultant, attorney or director has been selected as a Participant shall not limit or otherwise qualify the right of his employer to terminate his employment, engagement or directorship at any time.

          8. Method of Exercise. Any option granted under this Plan may be exercised by written notice to the Board, signed by the Participant, or by such other person as is entitled to exercise such option. The notice of exercise shall state the number of shares in respect of which the option is being exercised, and shall be accompanied by the payment, in cash, and/or, as provided below, in the common shares of the Company, of the full option price for such shares. At the written request of the Participant and upon approval by the Board, shares acquired pursuant to the exercise of any option may be paid for at the time of exercise by the surrender of common shares of the Company held by or for the account of the Participant at the time of exercise (for Qualified Incentive Stock Options only to the extent permitted by subsection (c)(4) of
Section 422A of the Code, without liability to the Company). In such case, the fair market value of the surrendered shares shall be determined by the Board as of the date of exercise in the same manner as such value is determined upon the grant of an option. A certificate or certificates for the common shares of the Company purchased through the exercise of an option shall be issued in the regular course after the exercise of the option and payment therefor. The Company shall be afforded reasonable opportunity after exercise of any option to comply with any requirements for stock exchange listing, for registration under applicable securities or other laws and for compliance with other laws and regulations, if any, before issuance of the shares being purchased on such exercise. During the option period, no person entitled to exercise any option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any shares issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered. The exercise of any option shall be contingent upon receipt from the Participant of a representation that, at the time of such exercise, it is his or her then present intention to acquire the shares being purchased for investment and not for distribution (unless the Plan has been duly registered under the Securities Act of 1933 and the Company has waived the requirement that such representation be made).

          9.   Restrictions on Shares; Securities Registration.

                    (1)  The certificates for Common Stock to be
delivered upon proper exercise of the option ("Option Stock") shall contain legends substantially as set forth below:

               The shares represented by this certificated have been registered under the Securities Act of 1933, as amended ("1933 Act"). Such shares may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such shares under the 1933 Act which, in the opinion of counsel satisfactory to the Company, makes such registration unnecessary.

               The shares of stock represented by this certificate are subject to and are not transferable on the books of the Company except in accordance with the Company's 1990 Stock Option Plan and the agreement between the Company and the shareholder relating to the granting of options, copies of which are on file at the office of the Company.

                    (2) If the Company shall nevertheless deem it necessary or desirable to register any Option Stock to be issued pursuant to the Plan under the 1933 Act or other applicable statutes or to qualify any such shares for exemption from the 1933 Act under any rule or regulation of the Securities and Exchange Commission or under the 1933 Act, then the Company shall take such action at its own expense before delivery of such shares, but nothing contained herein shall be deemed, in any manner, to require the Company to register the Option Stock under the 1933 Act or to qualify the shares for any exemption under the 1933 Act.

          10. Implied Consent of Participants. Every Participant, by his acceptance of any option under this Plan, shall be deemed to have consented to be bound, on his own behalf and on behalf of his heirs, assigns, and legal representatives, by all of the terms and conditions of this Plan.

          11. Share Adjustments. In the event there is any change in the Company's common shares resulting from stock splits, stock dividends of more than 5% in any hear, combinations or exchanges of shares, or other similar capital adjustment, equitable proportionate adjustments shall be made by the Board in (1) the number of shares available for option under this Plan, (2) the number of shares subject to options granted under this Plant, and
(3) the option price of optioned shares.

          12. Merger, Consolidation, or Sale of Assets. In the event the Company shall consolidate with, merge into, or transfer all or substantially all of its assets to another corporation or corporation (herein referred to as "successor employer corporation"), such successor employer corporation may obligate itself to continue this Plan and to assume all obligations under the Plan (for Qualified Incentive Stock Options, in a manner consistent with the provisions of Section 425(a) of the Code, or the provisions of that Section as it may be hereafter amended or as it may be replaced by any other section or sections of the Code of like intent or purpose). In the event that such successor employer corporation does not obligate itself to continue this Plan as above provided, this Plan shall terminate upon such consolidation, merger or transfer, and any option previously granted hereunder shall terminate. If practical, the Company shall give each Participant twenty (20) days prior notice of any possible transaction which might terminate this Plan and the options previously granted hereunder.

          13. Company Responsibility. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Company. The Company shall have no responsibility or liability for any act or thing done or left undone with respect to the price, time, quality, or other conditions and circumstances of the purchase of shares under the terms of the Plan, so long as the Company acts in good faith.

          14. Use of Proceeds. The proceeds received by the Company from the sale of stock under the Plan shall be added to the general funds of the Company and shall be used for such corporate purposes as the Board shall direct.

          15. Tax Treatment. With respect to Qualified Incentive Stock Options, the Plan is intended to comply with the provisions of Section 422 of the Code. Any provisions of the Plan which conflict with the provisions of Section 422 shall be deemed to be hereby amended so as to comply therewith.

          16. Law Governing. This Plan and the rights of all persons hereunder shall be governed by, and construed and enforced in accordance with, the law of the State of New York.

          17. Securities Laws. The Board shall take all necessary or appropriate actions to ensure that all option grants and all exercised thereof under this Plan are in full compliance with all federal and state securities laws.

          18. Withholding and Deductions. Notwithstanding anything to the contrary contained herein, if at any time specified herein for the making of any payment of cash or any delivery of Option Stock to any person, by reason of the grant of an option, the exercise thereof, or otherwise, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for any taxes or take any other action in connection with the payment or delivery then to be made, such payment or delivery, as the case may be, shall be deferred until such withholding or deduction shall have been adequately provided for, in the opinion of the Board.

          19. Amendment and Termination. The Board may terminate this Plan at any time, and may amend the Plan at any time of from time to time, without obtaining any approval of the Company's shareholders; except that the Plan may not be amended (1) to increase the aggregate number of shares issuable under the Plan (excepting proportionate adjustments made under paragraph 11 to give effect to stock splits, etc.); (2) to change the option price of optioned shares (excepting proportionate adjustments made under Paragraph 11); (3) to change the requirement that the option price per common share not be less than 100% of the Fair Market Value of the common shares on the date the option is granted (or less than 110% in the case of 10% stockholders being issued Qualified Incentive Stock Options); (4) to extend the time within which options may be granted or the time within which a granted option may be exercised; (5) to change, without the consent of the Participant, any option previously granted to him under the Plan, except as provided herein; or (6) if such amendment would result in a material increase in the cost of the Plan to the Company. If the Plan is terminated, any unexercised option shall continue to be exercisable in accordance with its terms, except as provided in paragraph 12 above.

          20. Variations in Pronouns. Whenever used in this Plan, unless the context otherwise requires, words used in the singular shall also include the plural, and words used in the masculine gender shall also include the feminine or neuter gender.

          21. Captions and Headings. The section and subsection headings and captions are for reference purposes only and shall not in any way affect the meaning or interpretation of any such section or subsection of this Plan.